UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  August 7, 2002



                        DREYER'S GRAND ICE CREAM, INC.
            (Exact name of registrant as specified in its charter)


          Delaware                      0-14190             No. 94-2967523
(State or other jurisdiction of  (Commission file number) (I.R.S. Employer
incorporation or organization)                            Identification No.)


        5929 College Avenue, Oakland, California                         94618
        (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:  (510) 652-8187

Item 9.    Regulation FD Disclosure.

   On August 7, 2002, T. Gary Rogers, Chairman of the Board and Chief Executive Officer and Director (Principal Executive Officer), and Timothy F. Kahn, Vice President-Finance and Administration and Chief Financial Officer (Principal Financial Officer), of Dreyer's Grand Ice Cream, Inc., submitted sworn statements to the United States Securities and Exchange Commission pursuant to
Section 21(a)(1) of the Securities Exchange Act of 1934, as amended, and Order No. 4-460 issued on June 27, 2002.

   Copies of the statements by Mr. Rogers and Mr. Kahn are filed herewith as Exhibits 99.1 and 99.2, respectively:


      Exhibit No.     Description
      -----------     -----------

      99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.
      99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.












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

                                    SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  DREYER'S GRAND ICE CREAM, INC.
                                  (Registrant)






Dated:  August 7, 2002            By:/s/ Timothy F. Kahn
                                     ---------------------------------------
                                     Timothy F. Kahn
                                     Vice President - Finance and Administration
                                       and Chief Financial Officer
                                       (Principal Financial Officer)











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




                         DREYER'S GRAND ICE CREAM, INC.

                                INDEX OF EXHIBITS



      Exhibit No.     Description                                           Page
      -----------     -----------                                           ----

      99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to
                      Exchange Act Filings.                                    5
      99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to
                      Exchange Act Filings.                                    6









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